Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

BRIDGES INVESTMENT FUND, INC.

SUPPLEMENT DATED DECEMBER 14, 2022 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2022

Bridges Investment Fund, Inc. (the “Fund”) held a Special Meeting of Shareholders on Wednesday, December 7, 2022. Such meeting was held to approve the Agreement and Plan of Reorganization whereby the Fund would reorganize from a standalone structure (organized as a Nebraska corporation) (the “Reorganization”) and move into a newly-created series of Professionally Managed Portfolios – to be referred to as the Bridges Investment Fund (the “Acquiring Fund”). The Reorganization is structured as a tax-free reorganization for federal tax purposes. The Fund shareholders approved the Reorganization, and the Reorganization is expected to take effect on or about December 30, 2022, although the date may be changed by the parties in accordance with the Agreement and Plan of Reorganization.

The Acquiring Fund’s investment objectives and principal investment strategies are identical to those of the Fund. In addition, Bridges Investment Management, Inc. (the “Adviser”), which serves as the current investment adviser to the Fund, will continue to serve as the investment adviser to the Acquiring Fund with the same portfolio management team, and there will be no changes to the Fund’s advisory fee.

After the date of the Reorganization, you may receive copies of the Prospectus, SAI, the Annual and Semi-Annual Reports, request other information about the Fund, and receive answers to your questions about the Fund by accessing the Fund’s website at www.bridgesfund.com under “Resource Documents & Forms” or contacting: Bridges Investment Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53201-701, 1-866-934-4700. In addition after the Reorganization, reports and certain information about the Acquiring Fund will be available via the EDGAR database on the SEC’s Website (http://www.sec.gov), where they are listed under “Professionally Managed Portfolios.” Copies can also be obtained, upon payment of a duplicating fee, by sending an e-mail to publicinfo@sec.gov.

Please retain this supplement with your Prospectus and SAI.